SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT
November 6, 2002
(Date of earliest event reported)

COMMISSION FILE NUMBER 0-23732

WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina (State of incorporation)	56-1624289 (I.R.S. Employer Identification No.)

2626 Glenwood Avenue
Raleigh, North Carolina 27608
(Address of principal executive offices)
(Zip Code)

(919) 510-6010
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE.

     Issuance of Press Release Regarding Third Quarter 2002 Operating Results.

     On November 6, 2002, Winston Hotels, Inc. issued a press release announcing its operating results for the third quarter ended September 30, 2002.

     A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1	Press Release, dated November 5, 2002, Reporting Third Quarter 2002 Operating Results.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.

Date: November 7, 2002	By:	/s/ Joseph V. Green

	Name:	Joseph V. Green
	Title:	Executive Vice President and Chief Financial Officer

LIST OF EXHIBITS

99.1	Press Release, dated November 6, 2002, Reporting Third Quarter 2002 Operating Results.